UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 18, 2005

FNB Corp.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-13823	56-1456589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Sunset Avenue, Asheboro, North Carolina	27203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (336) 626-8300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 18, 2005, FNB Corp. entered into an agreement and plan of merger to acquire Integrity Financial Corporation, a bank holding company located in Hickory, North Carolina. The agreement provides that FNB will issue a combination of cash and common stock for the outstanding shares of Integrity common stock. Integrity shareholders will receive $5.20 and a number of shares of FNB common stock equal to the product of 1.1209, referred to as the Exchange Ratio, and 0.78 for each share of Integrity common stock held. Cash will be paid in lieu of fractional shares. Based on a value per share of $23.65, the total transaction value is approximately $123.8 million.

The stock portion of the consideration furnished to Integrity’s shareholders is intended to qualify as a tax-free transaction.

Four members of Integrity’s Board of Directors will join the Board of Directors of FNB following the merger and the other Integrity directors will be appointed to local advisory boards of First National Bank and Trust Company, FNB’s wholly owned national bank subsidiary.

Completion of the merger is subject to various conditions, including the approvals of the merger by the shareholders of FNB and Integrity, the approval of the shareholders of FNB to amend FNB’s articles of incorporation to increase the amount of authorized FNB common stock, receipt of required regulatory approvals, and the completion of the merger of Catawba Valley Bank and First Gaston Bank of North Carolina, Integrity’s wholly owned bank subsidiaries. The acquisition is expected to close during the second quarter of 2006.

Under the merger agreement, Integrity has the right to terminate the merger agreement if at the determination date the average closing price of FNB common stock is both less than 80% of the FNB common stock price on September 16, 2006 and reflects a decline of more than 20% below the closing quoted index value of the companies comprising the NASDAQ Bank Index. In the event FNB gives notice of its intent to terminate the merger agreement based on this provision, FNB has the right to elect to adjust the Exchange Ratio in accordance with the terms of the merger agreement to preclude termination. The average closing price means the average of the daily last sales prices of FNB common stock for the 20 consecutive full trading days in which such shares are traded on NASDAQ ending on the determination date, which is the later of the date on which both the approval of the Federal Reserve Board of the merger shall have been received and the shareholders of both Integrity and FNB shall have approved the merger at their respective shareholders’ meetings.

The agreement and plan of merger will be submitted for approval at separate meetings of the shareholders of FNB and Integrity. Prior to the meetings, FNB will file a registration statement with the Securities and Exchange Commission to register the shares to be issued in connection with the merger. In connection with the shareholders’ meetings, FNB and Integrity will prepare and file with the Commission a joint proxy statement and mail that joint proxy statement to their respective shareholders. The FNB shareholders will also be asked to approve an amendment to FNB’s articles of incorporation to increase the amount of FNB’s authorized common stock so as to provide FNB with a sufficient amount of authorized common stock to complete the merger.

The press release issued by the Corporation announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of Integrity Financial Corporation

Attached hereto as Exhibit 99.2 and incorporated by reference herein are the consolidated financial statements of Integrity Financial Corporation and its subsidiaries (“Integrity”) as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, the consolidated financial statements of Integrity as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and 2004, and Integrity’s management’s annual report on internal control over financial reporting as of December 31, 2004.

The consolidated financial statements of Integrity as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, and management’s annual report on internal control over financial reporting as of December 31, 2004, have been audited by Dixon Hughes PLLC, an independent registered public accounting firm, as stated in their reports, which are included and incorporated by reference in this current report on Form 8-K, in reliance upon the reports of such firm given upon authority of said firm as experts in accounting and auditing.

(b) Pro forma financial information

Attached hereto as Exhibit 99.3 and incorporated by reference herein is unaudited pro forma condensed combined financial information and explanatory notes presenting how the combined financial statements of FNB Corp., United Financial, Inc. and Integrity Financial Corporation may have appeared had the businesses actually been combined at the beginning of the period presented.

(c) Exhibits

The following exhibits are filed herewith:

23.1	Consent of Dixon Hughes PLLC

99.1	Press release dated September 19, 2005 announcing the signing of a definitive agreement to acquire Integrity Financial Corporation, a bank holding company based in Hickory, North Carolina

99.2	Consolidated financial statements of Integrity Financial Corporation

99.3	Unaudited pro forma financial information

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of FNB’s goals and expectations regarding earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or including the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of FNB’s management and are subject to significant risks and uncertainties that are subject to change based on various factors, many of which are beyond FNB’s control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB CORP.

Date: September 19, 2005	By	/s/ Jerry A. Little
Jerry A. Little
Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of Dixon Hughes PLLC

99.1	Press release dated September 19, 2005

99.2	Consolidated financial statements of Integrity Financial Corporation

99.3	Unaudited pro forma financial information